Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
9.	INCOME TAXES

We recognize deferred income taxes for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and net operating loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of any tax rate change on deferred taxes is recognized in the period that includes the enactment date of the tax rate change. Realization of deferred tax assets is assessed and, if not more likely than not, a valuation allowance is recorded to write down the deferred tax assets to their net realizable value.

Income tax included in continuing operations was as follows:

	Three Months Ended March 31,
($ in Thousands)	2016	2015
Income (Expense) Benefit	$(2,092)	$92
Effective Tax Rate	-3.6%	0.5%

For the three months ended March 31, 2016 and 2015, our overall effective tax rate on pre-tax income from continuing operations was different than the statutory rate of 35% due to the recording of a valuation allowance. As of March 31, 2016 and 2015, we had a significant level of estimated future tax benefits that, given our past and future expectations of net losses, we do not expect to be able to fully utilize, thus limiting our ability to recognize future tax benefits. As a result of the Exchange, we generated approximately $543.2 million in cancellation of debt income as calculated by comparing the fair value of the New Notes and the face value of the Existing Notes. We expect to offset this income by utilizing our net operating loss carryforwards, resulting in a projected alternative minimum tax payment of approximately $5.5 million.

Income tax payments made during the three months ended March 31, 2016 and 2015 were negligible. We received tax refunds during the three months ended March 31, 2015 of approximately $0.5 million.

11.	INCOME TAXES

We recognize deferred tax liabilities and assets for the expected future tax consequences of events that may be recognized in our financial statements or tax returns. Using this method, deferred tax liabilities and assets are determined based on the difference between the financial carrying amounts and tax basis of assets and liabilities using enacted tax rates. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Our income tax expense (benefit) from continuing operations consisted of the following:

	For the Years Ended December 31,
($ in Thousands)	2015	2014	2013
Current:
Federal	$—	$—	$(1,936)
State	—	6	(4,105)
Deferred:
Federal	(20,993)	(23,691)	509
State	(3,234)	(3,230)	1,378

Income Tax Benefit	$(24,227)	$(26,915)	$(4,154)

A reconciliation of income tax expense (benefit) using the statutory U.S. income tax rate compared with actual income tax expense is as follows:

($ in Thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Loss from continuing operations before noncontrolling interests and income taxes	$(423,245)	$(74,565)	$(6,538)
Statutory U.S. income tax rate	35.0%	35.0%	35.0%

Tax expense recognized using statutory U.S. income tax rate	$(148,136)	$(26,098)	$(2,288)
State income taxes, net of federal income tax benefit	(20,446)	(3,144)	(805)
Change in estimated future state rates	(212)	(1,015)	(484)
Permanent differences	1,609	970	83
Change in valuation allowances	143,566	2,450	(160)
Other	(608)	(78)	(500)

Total income tax benefit	$(24,227)	$(26,915)	$(4,154)

Effective income tax rate	5.7%	36.1%	63.5%

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. Deferred tax assets (liabilities) are comprised of the following at December 31, 2015 and 2014:

	For the Years Ended December 31,
($ in Thousands)	2015	2014
Tax effects of temporary differences for:
Current:
Assets:
Asset retirement obligation	$866	$772
Deferred compensation plans	2,028	695
Compensation Accruals	767	2,087
Valuation allowances	(3,478)	(71)
Other	93	68

Total gross current deferred tax assets	276	3,551
Liabilities:
Unrealized gain on derivatives	(12,570)	(11,410)
Other	(238)	(442)

Total gross current deferred tax liabilities	(12,808)	(11,852)

Net total current deferred tax liability	$(12,532)	$(8,301)

Long-Term:
Assets:
Timing differences – tax partnerships	$4,166	$—
Tax basis of oil and gas properties in excess of book basis	8,965	—
Asset retirement obligation	16,965	15,091
Deferred compensation plans	1,083	2,218
Net operating loss carryforward	123,488	73,531
Organization costs	456	525
Deferred revenue	1,098	1,209
Percentage depletion carryforward	2,673	2,155
AMT credits	292	292
Valuation allowances	(144,681)	(4,318)
Other	280	269

Total gross long-term deferred tax assets	14,785	88,817
Liabilities:
Timing differences – tax partnerships	—	(7,135)
Book basis of oil and gas properties in excess of tax basis	—	(73,557)
Unrealized gain on derivatives	(1,574)	(999)
Other	(679)	$(980)

Total gross long-term deferred tax liabilities	(2,253)	(80,516)

Net total long-term deferred tax asset	$12,532	$8,301

(a)	As a result of certain realization requirements of FASB ASC 718, the table of deferred tax assets and liabilities does not include $1.3 million at December 31, 2015 and 2014, of excess tax benefits that arose directly from tax deductions related to stock-based compensation greater than compensation recognized for financial reporting. Total stockholders’ equity will be increased by $1.3 million if and when such excess tax benefits are ultimately realized.

Management continuously evaluates the facts and circumstances representing positive and negative evidence in the determination of our ability to realize our inventory of deferred tax assets. The company’s deferred tax assets consist primarily of net operating losses and deductible temporary differences. For the year ended December 31, 2015, management determined, based on positive and negative evidence, including our three-year cumulative loss position that it was necessary to provide a valuation allowance of approximately $148.2 million for deferred tax assets for which the company may be unable to realize the tax benefit. For the year ended December 31, 2014, management determined, based on positive and negative evidence examined and anticipated future taxable income, that it was necessary to provide a valuation allowance of approximately $4.3 million for deferred tax assets for which the company may be unable to realize the tax benefit. Our management will continue, in future periods, to assess the likely realization of the deferred tax assets. The valuation allowance may change based on future changes in circumstances.

At December 31, 2015, we had available unused gross federal net operating loss carryforwards of $308.1 million and gross state net operating loss carryforwards of $264.7 million that may be applied against future taxable income that expire from 2020 through 2035. The following table shows expirations by year for federal and state net operating loss carryforwards (all figures presented are tax effected):

Year of Expiration	Net Operating Loss Carryforwards (in thousands)
2020	$134
2021	175
2022	—
2023	899
2024	—
2025	531
2026	405
2027	1,003
2028	3,333
2029	767
2030	751
2031	19,746
2032	253
2033	19,703
2034	18,670
2035	57,118

Total	123,488

Due to a change of ownership, as defined under the provisions of the Tax Reform Act of 1986, which occurred during 2014, a portion of our domestic net operating loss and tax credit carryforwards may be limited in future periods. Internal Revenue Code Section 382 places limitations on the amount of taxable income which may be offset by tax carryforward attributes, such as net operating losses or tax credits after a change of ownership event. As a result of this ownership change, certain of our accumulated net operating losses may be subject to an annual limitation regarding their utilization against taxable income in future periods. The 2014 change creates an annual utilization limit of approximately $34.8 million on our ability to utilize net operating losses generated prior to the ownership change event. If we were to experience another ownership change in future periods, our net operating loss carryforwards may be subject to additional utilization limits.

FASB ASC 740-10 sets forth a two-step process for evaluating tax positions. The first step is financial statement recognition of the tax position based on whether it is more likely than not that the position will be sustained upon examination by taxing authorities and resolution through related appeals or litigation, based on the technical merits of the case. FASB ASC 740-10 mandates certain assumptions in applying the more likely than not judgment, including the presupposition of an examination where the taxing authorities are fully informed of all relevant information for evaluation of the tax position. In other words, FASB ASC 740-10 precludes factoring the likelihood of a tax examination into the evaluation of the outcome so that the evaluation is to focus solely on the technical merits of the position.

Our management has concluded that, as of December 31, 2015, we have not taken any tax positions that would require disclosure as “unrecognized positions” and that no liability balance is required to offset any unsustainable positions. We did not have any accrued interest or penalties as of December 31, 2015 and 2014.

We file a consolidated federal income tax return and separate or consolidated state income tax returns in the United States federal jurisdiction and in many state jurisdictions. We are subject to U.S. federal income tax examinations and to various state tax examinations for periods after August 1, 2007.